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                                                               EXHIBIT (e)(5)(b)


                                 AMENDMENT NO. 1
                             DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AIM INVESTMENT FUNDS
                                       AND
                            A I M DISTRIBUTORS, INC.

                                (CLASS B SHARES)


         The Distribution Agreement (the "Agreement"), dated September 8, 1998, by and between AIM Investment Funds, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:



                                   "SCHEDULE A
                                       TO
                             DISTRIBUTION AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS


CLASS B SHARES

AIM Developing Markets Fund
AIM Emerging Markets Debt Fund
AIM Global Consumer Products and Services Fund
AIM Global Financial Services Fund
AIM Global Government Income Fund
AIM Global Growth & Income Fund
AIM Global Health Care Fund
AIM Global Infrastructure Fund
AIM Global Resources Fund
AIM Global Telecommunications Fund
AIM Latin American Growth Fund
AIM Strategic Income Fund"


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         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Dated: March 18, 1999

                                             AIM INVESTMENT FUNDS

Attest:

/s/ KATHLEEN J. PFLUEGER                     /s/ ROBERT H. GRAHAM
-----------------------------                -----------------------------------
Assistant Secretary                          President




                                             A I M DISTRIBUTORS, INC.

Attest:

/s/ OFELIA M. MAYO                           /s/ MICHAEL J. CEMO
-----------------------------                -----------------------------------
Assistant Secretary                          President



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